Filed Pursuant to Rule 497(e)
Series Portfolios Trust Registration No. 333-206240

June 29, 2018

WEISS ALTERNATIVE BALANCED RISK FUND

Class A	(not available for purchase)
Investor Class	WEIZX
Class I	(not available for purchase)
Class K	WEIKX

a Series of Series Portfolios Trust

Supplement to the Prospectus and Summary Prospectus dated
February 28, 2018

Effective immediately, the minimum initial investment amount required for purchasing Class K shares of the Weiss Alternative Balanced Risk Fund (the “Fund”) is reduced from $2,000,000 to $100,000. As a result, all references to the initial investment amount for the Fund’s Class K shares in the Prospectus and Summary Prospectus are hereby changed to $100,000.

Please retain this Supplement with the Prospectus and Summary Prospectus.